UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)    February 11, 2004
                                                          _________________






                            BEVERLY ENTERPRISES, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-9550                 62-1691861
 ______________________________         __________            ______________
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
       Incorporation)                  File Number)          Identification No.)



                  One Thousand Beverly Way
                     Fort Smith, Arkansas                         72919
________________________________________________________________________________
          (Address of Principal Executive Offices)              (Zip Code)


     Registrant's telephone number including area code       (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On February 11, 2004, Beverly Enterprises, Inc. (the "Company") issued two press releases, one announcing that Barbara R. Paul, M.D. will join the company as Senior Vice President and Chief Medical Officer, effective March 15, 2004, and one announcing that Andrea Ludington has been elected Senior Vice President, Professional Services. A copy of each of the press releases is attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated February 11,
                2004 relating to Barbara R. Paul, M.D.

Exhibit 99.2* - Press Release of Beverly Enterprises, Inc. dated February 11,
                2004 relating to Andrea Ludington.


*Furnished with this document.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2004             BEVERLY ENTERPRISES, INC.



                                      By: /s/ PAMELA H. DANIELS
                                          ______________________________________
                                          Pamela H. Daniels
                                          Senior Vice President, Controller and
                                          Chief Accounting Office

                                                             EXHIBIT INDEX

Exhibit No.   Exhibit
___________   _______

   99.1 Press Release of Beverly Enterprises, Inc. dated February 11, 2004 relating to Barbara R. Paul, M.D.

   99.2 Press Release of Beverly Enterprises, Inc. dated February 11, 2004 relating to Andrea Ludington.